UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2026

Date of Report (Date of earliest event reported)

STREAMEX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(Address of principal executive offices) (Zip code)

(203) 409-5444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STEX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2026, Henry McPhie, Chief Executive Officer, and Morgan Lekstrom, Executive Chairman (each, an “Insider”), of Streamex Corp. (the “Company”) each entered into a Lock-Up Agreement (each, a “Lock-Up Agreement”) with the Company.

Pursuant to the terms of each Lock-Up Agreement, each Insider has agreed that, for a period of one (1) year from the date of the Lock-Up Agreement (the “Restriction Period”), such Insider will not, directly or indirectly, offer, sell, contract to sell, hypothecate, pledge, or otherwise dispose of any shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), or securities convertible, exchangeable, or exercisable into shares of Common Stock, beneficially owned, held, or hereafter acquired by such Insider. The Lock-Up Agreements permit certain limited exceptions to the transfer restrictions, including bona fide gifts, transfers to immediate family members or related trusts and entities, transfers by operation of law, and transfers of shares purchased in open market transactions after the date of the Lock-Up Agreement, in each case subject to certain conditions as set forth therein.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference

Item 8.01 Other Events.

On March 27, 2026, the Company issued a press release to clarify and formally refute a series of third-party posts which referenced the purported expiration of certain lock-up agreements and to announce the Lock-Up Agreements.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Lock-Up Agreement, dated March 26, 2026.
99.1	Press Release, dated March 27, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026	By:	/s/ Karl Henry McPhie
	Name:	Karl Henry McPhie
	Title:	Chief Executive Officer